Exhibit 8

INDEX OF ENTITIES

Updated from 01.07.12 to 31.12.12

InterContinental Hotels Group: All entities

Name of Entity	Country of Incorporation
“IHG Management” d.o.o. Beograd	Serbia
111 East 48th Street Holdings LLC	Delaware, USA
426 Main Ave LLC	Delaware, USA
American Commonwealth Assurance Company Limited	Bermuda
Arabian Hotel Management Co. LLC	Oman
Asia Pacific Holdings Limited	England
Avendra LLC	Delaware, USA
Barclay Operating Corp.	New York, USA
BCRE IHG 180 Orchard Holdings LLC	Delaware, USA
Beijing Orient Express Hotels Co., Ltd	People’s Republic of China
Blue Blood (Tianjin) Equity Investment Management Co., Ltd	People’s Republic of China
BHMC Canada Inc.	Ontario, Canada
BHR Holdings B.V.	The Netherlands
BHR Luxembourg S.A.R.L.	Luxembourg
BHR Overseas (Finance) B.V.	The Netherlands
BHR Pacific Holdings, Inc.	Delaware, USA
BHR Services (France) SARL.	France
BHR US Holdings B.V.	The Netherlands
BHTC Canada Inc.	Ontario, Canada
Bristol Oakbrook Tenant Company	Delaware, USA
Café Biarritz	Texas, USA
Carr 625 First Street LLC	Virginia, USA
Carr 901 N. Fairfax Street LLC	Virginia, USA
CDC San Francisco LLC	Delaware, USA
China Hotel Investment Ltd	Barbados
Compañia Inter-Continental De Hoteles El Salvador SA	El Salvador
Crowne Plaza Amsterdam (Management) BV	The Netherlands
Crowne Plaza LLC	Delaware, USA
D.I.H (Cyprus) SPV (No. 2) Limited	Cyprus
D.I.H. (Cyprus) SPV (No.4) Limited	Cyprus
D.I.H. (Cyprus) SPV (No.6) Limited	Cyprus
D.I.H. (Cyprus) SPV (No.7) Limited	Cyprus
D.I.H. (Cyprus) SPV (No.12) Limited	Cyprus
Duet Smart Hotels (India) Limited	Cyprus

INDEX OF ENTITIES

Updated from 01.07.12 to 31.12.12

Duet India Hotels (Ahmedabad) Private Ltd	India
Duet India Hotels (Bangalore) Private Ltd	India
Duet India Hotels (Chennai) Private Ltd	India
Duet India Hotels (Chennai OMR) Private Ltd	India
Duet India Hotels (Hyderabad) Private Ltd	India
Edinburgh IC Limited	Scotland
EMERO BV	The Netherlands
EVEN Real Estate Holding LLC	Delaware, USA
General Innkeeping Acceptance Corporation	Tennessee, USA
Gestion Hotelera Gestel, C.A.	Venezuela
Grand Hotel Inter-Continental Paris SNC	France
Graviss Hospitality Limited	India
Guangzhou SC Hotels Services Ltd.	People’s Republic of China
H.I (Burswood) Pty Ltd.	Australia
H.I. (Ireland) Limited	Ireland
HIA Hotels Trust	Australia
H.I. Mexicana Servicios, SA de CV	Mexico
H.I. Soaltee Hotel Company Private Ltd	Nepal
H.I. Soaltee Management Company Ltd	Hong Kong
HI Sugarloaf, LLC	Georgia, USA
Hale International Ltd.	British Virgin Islands
HC International Holdings, Inc	Delaware, USA
HH France Holdings SAS	France
HH Hotels (EMEA) BV	The Netherlands
HH Hotels (EMEA) BV—Egyptian Branch	Egypt
HH Hotels (EMEA) BV—Russian Branch (TotRusUs)	Russia
HH Hotels (Romania) SRL	Romania
HIA (T) Pty Ltd	Australia
HIM (Aruba) NV	Aruba
Hoft Properties LLC	Delaware, USA
Holiday Hospitality Franchising, LLC	Delaware, USA
Holiday Inn Cairns Pty Ltd	Australia
Holiday Inn Mexicana S.A.	Mexico
Holiday Inns (Beijing) Ltd.	Hong Kong
Holiday Inns (China) Ltd	Hong Kong
Holiday Inns (Chongqing), Inc.	Tennessee, USA
Holiday Inns (Courtalin) Holdings SAS	France
Holiday Inns (Courtalin) SAS	France

INDEX OF ENTITIES

Updated from 01.07.12 to 31.12.12

Holiday Inns (England) Ltd.	England
Holiday Inns (Germany) LLC	Tennessee, USA
Holiday Inns (Germany) LLC—German Branch	Germany
Holiday Inns (Guangzhou), Inc.	Tennessee, USA
Holiday Inns (Jamaica) Inc.	Tennessee, USA
Holiday Inns (Jamaica) Inc.—Jamaica Branch	Jamaica
Holiday Inns (Macau) Ltd.	Hong Kong
Holiday Inns (Malaysia) Ltd.	Hong Kong
Holiday Inns (Middle East) Ltd—Cairo Branch	Egypt
Holiday Inns (Middle East) Ltd—Dubai Branch	UAE
Holiday Inns (Middle East) Ltd—Jordan Branch	Jordan
Holiday Inns (Middle East) Ltd.	Hong Kong
Holiday Inns (Philippines), Inc.	Tennessee, USA
Holiday Inns (Philippines), Inc.—Philippines Branch	Philippines
Holiday Inns (Saudi Arabia), Inc.	Tennessee, USA
Holiday Inns (Shanghai) Ltd.	Hong Kong
Holiday Inns (South East Asia) Inc.	Tennessee, USA
Holiday Inns (South East Asia) Inc.—Singapore Branch	Singapore
Holiday Inns (Thailand) Ltd.	Hong Kong
Holiday Inns (U.K.), Inc.	Tennessee, USA
Holiday Inns (U.K.), Inc.—Malta Branch	Malta
Holiday Inns (U.K.), Inc.—UK Branch	England
Holiday Inns Crowne Plaza (Hong Kong), Inc.	Tennessee, USA
Holiday Inns Crowne Plaza (Hong Kong), Inc.—Hong Kong branch	Hong Kong
Holiday Inns Holdings (Australia) Pty Ltd.	Australia
Holiday Inns Inc.	Delaware, USA
Holiday Inns Investment (Nepal) Ltd.	Hong Kong
Holiday Inns of America (UK) Ltd.	England
Holiday Inns of Belgium NV	Belgium
Holiday Inns of Belgium NV—Swedish Branch	Sweden
Holiday Pacific Equity Corporation	Delaware, USA
Holiday Pacific Limited Liability Company	Delaware, USA
Holiday Pacific Partners Limited Partnership	Delaware, USA
Hospitality Network Corporation	Japan
Hotel Forum	England
Hotel Guayana C.A.	Venezuela
Hotel InterContinental London (Holdings) Limited	England
Hotel Inter-Continental London Ltd.	England

INDEX OF ENTITIES

Updated from 01.07.12 to 31.12.12

Hotel JV Services LLC	Delaware, USA
Hoteles Estelar de Colombia S.A.	Colombia
Hoteles Y Turismo HIH Srl	Venezuela
IC Hotelbetriebsfuhrungs GmbH	Austria
IC Hotels Management (Portugal) Unipessoal, Lda	Portugal
IC International Hotels Limited Liability Company	Russia
IHC Buckhead LLC	Georgia, USA
IHC Edinburgh (Holdings)	England
IHC Hopkins (Holdings) Corp.	Delaware, USA
IHC Hotel Ltd.	England
IHC Inter-Continental (Holdings) Corp.	Delaware, USA
IHC London (Holdings)	England
IHC May Fair (Holdings) Ltd.	England
IHC May Fair Hotel Ltd.	England
IHC M-H (Holdings) Corp.	Delaware, USA
IHC Overseas (U.K.) Ltd.	England
IHC UK (Holdings) Ltd	England
IHC United States (Holdings) Corp.	Delaware, USA
IHC Willard (Holdings) Corp.	Delaware, USA
IHG (Australasia) Limited	Singapore
IHG (Marseille) SAS	France
I.H.C. (Thailand) Ltd	Thailand
IHG (Thailand) Limited	Thailand
IHG (Victoria Park) Pty Ltd	Australia
IHG (Victoria Park) Trust	Australia
IHG ANA Hotels Group Japan LLC	Japan
IHG ANA Hotels Holdings Co., Ltd	Japan
IHG Bangkok Ltd	British Virgin Islands
IHG Community Development, LLC	Georgia, USA
IHG Cyprus Limited	Cyprus
IHG ECS (Barbados) SRL	Barbados
IHG Franchising Brasil Ltda	Brazil
IHG Franchising DR Corporation	Delaware, USA
IHG Franchising DR Corporation—Dominican Republic Branch	Dominican Republic
IHG Franchising LLC	Delaware, USA
IHG Hotels (New Zealand) Limited	New Zealand
IHG Hotels Limited	England
IHG Hotels Management (Australia) Pty Limited	Australia

INDEX OF ENTITIES

Updated from 01.07.12 to 31.12.12

IHG Hotels Nigeria Limited	Nigeria
IHG HOTELS SOUTH AFRICA (Pty) Limited	South Africa
IHG International Partnership	England
IHG İstanbul Otel Yönetim Limited Şirketi	Turkey
IHG IT Services (India) Private Limited	India
IHG Japan (Management) LLC	Japan
IHG Japan (Osaka) LLC	Japan
IHG Management (Maryland) LLC	Maryland, USA
IHG Management (Netherlands) B.V.	The Netherlands
IHG Management (Netherlands) B.V.—Indonesia Branch	Indonesia
IHG Orchard Street Member, LLC	Delaware
IHG PS Nominees Limited	England
IHG Queenstown Limited	New Zealand
IHG Systems Pty Ltd	Australia
IHG Szalloda Budapest Szolgaltato Kft	Hungary
IND East Village SD Holdings LLC	Delaware, USA
InterContinental (Branston) 1 Ltd	England
InterContinental (PB) 1	England
InterContinental (PB) 2 Limited	England
InterContinental (PB) 3 Limited	England
Intercontinental D.C. Operating Corp.	Delaware, USA
Inter-Continental Florida Investment Corp.	Delaware, USA
Inter-Continental Florida Partner Corp.	Delaware, USA
InterContinental Gestion Hotelera S.L.	Spain
InterContinental Hong Kong Ltd.	Hong Kong
Intercontinental Hospitality Corporation	Delaware, USA
Intercontinental Hospitality Corporation—Greek Branch	Greece
InterContinental Hotel Berlin GmbH	Germany
InterContinental Hotel Düsseldorf GmbH	Germany
Inter-Continental Hoteleira Limitada	Brazil
Inter-Continental Hotels (Montreal) Operating Corp.	Quebec, Canada
Inter-Continental Hotels (Montreal) Owning Corp.	Quebec, Canada
Inter-Continental Hotels (Overseas) Ltd.	England
InterContinental Hotels (Puerto Rico) Inc	Puerto Rico
Inter-Continental Hotels (Singapore) Pte Ltd	Singapore
Inter-Continental Hotels Corporation	Delaware, USA
Inter-Continental Hotels Corporation—Egyptian Branch	Egypt
Inter-Continental Hotels Corporation—Jordan Branch	Jordan

INDEX OF ENTITIES

Updated from 01.07.12 to 31.12.12

Inter-Continental Hotels Corporation—Malta Branch	Malta
Inter-Continental Hotels Corporation—Philippines Branch	Philippines
Inter-Continental Hotels Corporation—Poland Branch	Poland
Inter-Continental Hotels Corporation—Israel Branch	Israel
InterContinental Hotels Corporation de Venezuela C.A.	Venezuela
Intercontinental Hotels Corporation Limited	Bermuda
Intercontinental Hotels Corporation Limited—Kenya Branch	Kenya
Intercontinental Hotels Corporation Limited—Saudi Branch	Saudi Arabia
InterContinental Hotels Group (Asia Pacific) Pte. Ltd.	Singapore
InterContinental Hotels Group (Asia Pacific) Pte. Ltd.—Korean Branch	Korea
InterContinental Hotels Group (Australia) Pty Limited	Australia
InterContinental Hotels Group (Canada) Inc.	Ontario, Canada
InterContinental Hotels Group (Espana) SA	Spain
InterContinental Hotels Group (Greater China) Limited	Hong Kong
InterContinental Hotels Group (Greater China) Limited—Maldives branch	Maldives
InterContinental Hotels Group (India) Pvt. Ltd.	India
InterContinental Hotels Group (Japan) Inc.	Tennessee, USA
InterContinental Hotels Group (Japan) Inc.—Japan Branch	Japan
InterContinental Hotels Group (New Zealand) Limited	New Zealand
InterContinental Hotels Group (Shanghai) Ltd	People’s Republic of China
InterContinental Hotels Group (Shanghai) Ltd—Beijing Branch	People’s Republic of China
InterContinental Hotels Group Customer Services Ltd.	England
InterContinental Hotels Group do Brasil Limitada	Brazil
InterContinental Hotels Group Healthcare Trustee Ltd	England
InterContinental Hotels Group Operating Corp.	Delaware, USA
InterContinental Hotels Group PLC	England
InterContinental Hotels Group Resources Inc	Delaware, USA
InterContinental Hotels Group Resources Inc—Guam Branch	Guam
InterContinental Hotels Group Services Company	England
InterContinental Hotels Group Services Company—Swedish Branch	Sweden
InterContinental Hotels Group Services Company—Zurich Branch	Switzerland
InterContinental Hotels Italia, SrL	Italy

INDEX OF ENTITIES

Updated from 01.07.12 to 31.12.12

InterContinental Hotels Limited	England
InterContinental Hotels Management GmbH	Germany
InterContinental Hotels Nevada Corporation	Nevada, USA
Intercontinental Hotels of San Francisco, Inc.	Delaware, USA
Inter-Continental IOHC (Mauritius) Limited	Mauritius
Inter-Continental Management (Australia) Pty Limited	Australia
Intercontinental Overseas Holding Corporation	Delaware, USA
Intercontinental Overseas Holding Corporation—Bermuda Branch	Bermuda
Intercontinental Overseas Holding Corporation—Czech Republic Branch	Czech Republic
Intercontinental Overseas Holding Corporation—Egyptian Branch	Egypt
Intercontinental Overseas Holding Corporation—Jamaican Branch	Jamaica
Intercontinental Overseas Holding Corporation—Kazakhstan Branch	Kazakhstan
Intercontinental Overseas Holding Corporation—Slovakia Branch	Slovakia
Intercontinental Overseas Holding Corporation—Ukraine Branch	Ukraine
Kenya Hotel Properties Ltd.	Kenya
Kumul Hotels Ltd	Papua New Guinea
Louisiana Acquisitions Corp.	Delaware, USA
Maya Baiduri Sdn Bhd	Malaysia
Nuevas Fronteras S.A.	Argentina
OSPR Pty Ltd.	Australia
P.T. Jakarta International Hotels & Development	Indonesia
Panacon	Louisiana, USA
Pershing Associates	District of Columbia, USA
PML Services LLC	Maryland, USA
Pollstrong Limited	England
Powell Pine, Inc.	Delaware, USA
President Hotel & Tower Co Ltd.	Thailand
Priscilla Holliday of Texas, Inc.	Texas, USA
PT SC Hotels & Resorts Indonesia	Indonesia
Resort Services International (Cayo Largo), L.P., S.E.	Georgia, USA
Saudi Arabia Intercontinental Hotels C. Ltd.	Saudi Arabia
SBS Maryland Beverage Company LLC	Maryland, USA
SC Cellars Ltd.	England
SC Hotels International Services, Inc.	Delaware, USA
SC Leisure Group Ltd.	England
SC Luxembourg Investments SARL	Luxembourg

INDEX OF ENTITIES

Updated from 01.07.12 to 31.12.12

SC NAS 2 Ltd.	England
SC NAS 3	England
SC Quest Ltd	England
SC Racing Gibraltar	Gibraltar
SC Reservations (Philippines) Inc	Tennessee, USA
SC Reservations (Philippines) Inc—Philippines Branch	Phillippines
SCH Insurance Company	Vermont, USA
SCIH Branston 2	England
SCIH Branston 3	England
SF MH Acquisition LLC	Delaware, USA
SFH Associates L.P.	California, USA
Six Continents Corporate Services	England
Six Continents Holdings Ltd.	England
Six Continents Hotels de Colombia SA	Colombia
Six Continents Hotels International Ltd.	England
Six Continents Hotels, Inc.	Delaware, USA
Six Continents International Holdings BV	The Netherlands
Six Continents Investments Ltd.	England
Six Continents Limited	England
Six Continents Overseas Holdings Ltd.	England
Six Continents Restaurants Ltd.	England
SixCo North America, Inc.	Delaware, USA
Soaltee Hotel Ltd.	Nepal
Societe des Grands Hotels du Liban	Lebanon
Societe des Hotels InterContinental France SNC	France
Societe Immobiliere Kinoise SZARL	Rep of Congo, Zaire
Societe Nouvelle du Grand Hotel SA	France
Southern Pacific Hotel Corporation (BVI) Ltd.	British Virgin Islands
Southern Pacific Hotels Properties Limited	British Virgin Islands
SPHC (IP) Pty Ltd.	Australia
SPHC Group Pty Ltd.	Australia
SPHC Management Ltd.	Papua New Guinea
Tahiti Beachcomber SA	Tahiti
TAK How Investment Limited	Hong Kong
Tian An Hotels International Limited	Hong Kong
Tianjin ICBCI IHG Equity Investment Fund Management Co., Ltd	People’s Republic of China

INDEX OF ENTITIES

Updated from 01.07.12 to 31.12.12

Tianjin ICBCI IHG Equity Investment Fund Partnership	People’s Republic of China
Trifaith Investments Ltd.	British Virgin Islands
Universal de Hoteles SA	Colombia
White Shield Insurance Company Ltd.	Gibraltar
Willard Associates	District of Columbia, USA
World Trade Center Montreal Hotel Corporation	Quebec, Canada
Yokohama Grand Intercontinental Hotel Co. Ltd.	Japan